Exhibit 99.2

INTEGRA LIFESCIENCES HOLDINGS CORPORATION CERTIFICATION PURSUANT TO 18 U.S.C.
SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF
2002

In connection with the Quarterly Report of Integra LifeSciences Holdings Corporation (the "Company") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stuart M. Essig, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the
    Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



 /s/ Stuart M. Essig


-------------------------------------
  Stuart M. Essig
  Chief Executive Officer
  November 14, 2002







  INTEGRA LIFESCIENCES HOLDING CORPORATION CERTIFICATION PURSUANT TO 18 U.S.C.
  SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

  In connection with the Quarterly Report of Integra LifeSciences Holding Corporation (the "Company") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David B. Holtz, Senior Vice President, Finance and Treasurer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:
  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




  /s/ David B. Holtz



  David B. Holtz
  Senior Vice President, Finance and Treasurer
  November 14, 2002